UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 26, 2011

Rockwell Medical Technologies, Inc.
(Exact name of registrant as specified in its charter)

Michigan	000-23661	38-3317208
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

30142 Wixom Road,Wixom, Michigan	48393
(Address of principal executive offices)	(Zip Code)

(248) 960-9009
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 26, 2011, Rockwell Medical Technologies, Inc. (the "Company") issued a press release announcing its acquisition of an Abbreviated New Drug Application for injectable, active Vitamin-D (Calcitriol) for End Stage Renal Disease patients undergoing hemodialysis. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Press Release, dated July 26, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Rockwell Medical Technologies, Inc.

Date: July 27, 2011	By:	/s/ THOMAS E. KLEMA
Thomas E. Klema Its: Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release, dated July 26, 2011